                                                                    EXHIBIT 10.2

                           COVAD COMMUNICATIONS, INC.
                           --------------------------

                         NOTE SECURED BY DEED OF TRUST
                         -----------------------------


$500,000                                                 August 14, 1998
                                                         Santa Clara, California

          FOR VALUE RECEIVED, Robert E. Knowling Jr. ("Maker") promises to pay to the order of Covad Communications, Inc. (the "Company"), at its corporate offices at 2330 Central Expressway, Building B, Santa Clara, California 95050, the principal sum of Five Hundred Thousand Dollars ($500,000.00), together with any accrued interest thereon, upon the terms and conditions specified below.

          1.  PRINCIPAL.  The entire principal balance of this Note shall become
              ---------
due and payable in one lump sum on August 14, 2002.

          2.  INTEREST.  No interest shall accrue under the Note while the Maker
              --------
continues in employment with the Company.

          3.  PAYMENT.  Payment shall be made in lawful tender of the United
              -------
States and shall be applied first to the payment of all accrued and unpaid interest and then to the payment of principal. Prepayment of the principal balance of this Note may be made in whole or in part at any time without penalty.

          4.  SECURITY; FULL RECOURSE.  The proceeds of the loan evidenced by
              -----------------------
this Note shall be applied solely to the purchase of the Maker's principal residence in the City of [_], County of [_], State of California. Payment of this Note shall be secured by a Deed of Trust on such principal residence, as such property is more particularly described in Exhibit "A" to the Deed of Trust, a copy of which Deed is attached hereto as Exhibit A. However, Maker shall remain personally liable for payment of this Note, and assets of the Maker, in addition to the collateral under the Deed of Trust, may be applied to the satisfaction of the Maker's obligations hereunder.

          5.  EVENTS OF ACCELERATION.  The entire unpaid principal balance of
              ----------------------
this Note shall become immediately due and payable upon:

          A.  the earlier of: (i) the date Maker voluntary resigns from the
                  -------
              Company's employ or (ii) the date Maker is terminated by the Company for cause; or

          B. the sale, transfer, mortgage, assignment, encumbrance or lease, whether voluntarily or involuntarily or by operation of law or otherwise, of the property covered by the Deed of Trust, or any portion thereof or interest therein, without the prior written consent of the Company; or

          C. the insolvency of the Maker, the commission of any act of bankruptcy by the Maker, the execution by the Maker of a general assignment for the benefit of creditors, the filing by or against the Maker of any petition in

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

              bankruptcy or any petition for relief under the provisions of the federal bankruptcy act or any other state or federal law for the relief of debtors and the continuation of such petition without dismissal for a period of thirty (30) days or more, the appointment of a receiver or trustee to take possession of any property or assets of the Maker, or the attachment of or execution against any property or assets of the Maker; or

          D. the occurrence of any event of default under the Deed of Trust securing this Note or any obligation secured thereby.

          For purposes of applying the provisions of this Note, "cause" shall mean (i) the repeated failure of Maker to perform the duties of the President and Chief Executive Officer in any substantial respect following thirty (30) days prior notification in writing, (ii) Maker's conviction of a felony (other than a traffic violation) or other criminal conduct involving fraud or theft, or
(iii) breach of any duty of loyalty to the Company that has a material adverse effect on the Company.

          6.  EMPLOYMENT REQUIREMENT.  The benefits of the interest arrangements
              ----------------------
under this Note are not transferable by Maker and are conditioned on the future performance of substantial services by the Maker.

          Upon Maker's cessation of employment with the Company, interest shall accrue on the unpaid balance of this Note at the minimum per annum rate, compounded semi-annually, required to avoid the imputation of compensation income to Maker under the Federal tax laws.

          For purposes of applying the provisions of this Note, the Maker shall be considered to remain in the Company's employ for so long as the Maker renders services as a full-time employee of the Company, any successor entity of the Company or one or more subsidiaries of the Company in which the Company has at least a fifty percent (50%) direct or indirect ownership interest.

          7.  CERTIFICATION.  The Maker certifies that Maker reasonably expects
              -------------
to be entitled to and will itemize deductions for Federal income tax purposes for each year the Note is outstanding.

          8.  SPECIAL FORGIVENESS.  The principal amount of this Note shall be
              -------------------
forgiven by the Company in accordance with the terms of the offer letter from the Corporation to the Maker dated August 3, 1998.

          9.  COLLECTION.  If action is instituted to collect this Note, the
              ----------
Maker promises to pay all costs and expenses (including reasonable attorney fees) incurred in connection with such action.

          10.  WAIVER.  No previous waiver and no failure or delay by the
               ------
Company in acting with respect to the terms of this Note or the Deed of Trust shall constitute a waiver of any breach, default, or failure of condition under this Note, the Deed of Trust or the obligations secured thereby. A waiver of any term of this Note, the Deed of Trust or of any of the obligations secured thereby must be made in writing and shall be limited to the express terms of such waiver.

          The Maker waives presentment, demand, notice of dishonor, notice of default or delinquency, notice of acceleration, notice of protest and nonpayment, notice of costs, expenses or losses and interest thereon, notice of interest on interest, and diligence in taking any action to collect any sums owing under this Note or in proceeding against any of the rights or interests in or to properties securing payment of this Note.

          11.  CONFLICTING AGREEMENTS.  In the event of any inconsistencies
               ----------------------
between the terms of this Note and the terms of any other document related to the loan evidenced by the Note, the terms of this Note shall prevail.

          12.  GOVERNING LAW.  This Note shall be construed in accordance with
               -------------
the laws of the State of California without resort to that State's conflict-of-laws rules.

          13.  DUE ON SALE.  If the Maker shall sell, convey or alienate the
               -----------
property covered by the Deed of Trust, or any part thereof, or any interest therein, or shall be divested of his title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the Company being first had and obtained, the Company, shall have the right, at its option, except as prohibited by law, to declare an indebtedness or obligations secured hereby, irrespective of the maturity date specified in any note evidencing the same, immediately due and payable. Consent to one such transaction shall not be deemed to be a waiver of the right to require such consent to future successive transactions.

                                        MAKER

                                        /s/ Robert E. Knowling Jr.
                                        --------------------------
                                        ROBERT E. KNOWLING JR.

                                   EXHIBIT A

                               LEGAL DESCRIPTION
                               -----------------


[Technical description of property]

        RECORDING REQUESTED BY     |
Escrow No. 710-756                 |
        AND WHEN RECORDED MAIL TO  |
                                   |  SPACE ABOVE THIS LINE FOR RECORDER'S USE
--------------------------------------------------------------------------------

               SHORT FORM DEED OF TRUST AND ASSIGNMENT OF RENTS
                                 (INDIVIDUAL)
                             (DUE ON SALE CLAUSE)            A.P.N._____________

--------------------------------------------------------------------------------
THIS DEED OF TRUST, made this 14th day of August, 1998, between


Robert E. Knowling Jr. and Angela Denise Knowling, husband and wife, herein called TRUSTOR,

whose address is        [_]              [_]            [_]           [_]
                  number and street      city          state          zip

        North American Title Company, a California corporation, herein called TRUSTEE, and


Covad Communications Group, Inc. herein called BENEFICIARY,


WITNESSETH: That Trustor IRREVOCABLY GRANTS, TRANSFERS AND ASSIGNS TO TRUSTEE IN
TRUST, WITH POWER OF SALE, that property             , described as:


                            SEE ATTACHED EXHIBIT A


IF THE TRUSTOR SHALL SELL, CONVEY OR ALIENATE SAID PROPERTY, OR ANY PART THEREOF, OR ANY INTEREST THEREIN, OR SHALL BE DIVESTED OF HIS TITLED OR ANY INTEREST THEREIN IN ANY MANNER OR WAY, WHETHER VOLUNTARILY OR INVOLUNTARILY, WITHOUT THE WRITTEN CONSENT OF THE BENEFICIARY BEING FIRST HAD AND OBTAINED, BENEFICIARY, SHALL HAVE THE RIGHT, AT ITS OPTION, EXCEPT AS PROHIBITED BY LAW, TO DECLARE AN INDEBTEDNESS OR OBLIGATIONS SECURED HEREBY, IRRESPECTIVE OF THE MATURITY DATE SPECIFIED IN ANY NOTE EVIDENCING THE SAME, IMMEDIATELY DUE AND PAYABLE. CONSENT TO ONE SUCH TRANSACTIONS SHALL NOT BE DEEMED TO BE A WAIVER OF THE RIGHT TO REQUIRE SUCH CONSENT TO FUTURE SUCCESSIVE TRANSACTIONS. TOGETHER WITH the rents, issues and profits thereof, SUBJECT, HOWEVER, to the right, power and authority given to and conferred upon Beneficiary by paragraph (10) of the provisions incorporated herein by reference to collect and apply such rents, issues and profits.
FOR THE PURPOSE OF SECURING: 1. Performance of each agreement of Trustor incorporated by reference or contained herein. 2. Payment of the indebtedness evidenced by one promissory note of even date herewith, and any extension or renewal thereof in the principal sum of $500,000 executed by Trustor in favor of
                                        --------
Beneficiary or order. 3. Payment of such further sums as the then record owner of said property hereafter may borrow from Beneficiary, when evidenced by another note (or notes) reciting it is so secured.
--------------------------------------------------------------------------------

TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR AGREES: By the execution and delivery of this Deed of Trust and the note secured hereby, that provisions (1) to (14), inclusive, of the fictitious deed of trust recorded in Santa Barbara County and Sonoma
County October 18, 1961, and in all other counties October 23, 1961, in the book and at the page of Official Records in the office of the county recorder of the county where said property is located, noted below opposite the name of the county, VIZ.:

COUNTY          BOOK   PAGE      COUNTY        BOOK    PAGE      COUNTY             BOOK    PAGE       COUNTY       BOOK   PAGE
ALAMEDA          435   684       KINGS          792    833       PLACER              895     301       SIERRA         29    335
ALPINE             1   250       LAKE           362     39       PLUMAS              151       5       SISKIYOU      468    181
AMADOR           104   348       LASSEN         171    471       RIVERSIDE          3005     523       SOLANO       1105    182
BUTTE           1145     1       LOS ANGELES  T2055    899       SACRAMENTO         4331      62       SONOMA       1851    689
CALAVERAS        145   152       MADERA         810    170       SAN BENITO          271     383       STANISLAUS   1751    456
COLUSA           296   617       MARIN         1508    339       SAN BERNARDINO     5587      61       SUTTER        572    297
CONTRA COSTA    3978    47       MARIPOSA        77    292       SAN FRANCISCO      A332     905       TEHAMA        401    289
DEL NORTE         78   414       MENDOCINO      579    530       SAN JOAQUIN        2470     311       TRINITY        93    366
EL DORADO        568   456       MERCED        1547    538       SAN LUIS OBISPO    1151      12       TULARE       2294    275
FRESNO          4626   572       MODOC          184    851       SAN MATEO          4078     420       TUOLUMNE      135     47
GLENN            422   184       MONO            52    429       SANTA BARBARA      1878     860       VENTURA      2062    386
HUMBOLDT         657   527       MONTEREY      2194    538       SANTA CLARA        5336     341       YOLO          653    245
IMPERIAL        1091   501       NAPA           639     86       SANTA CRUZ         1431     494       YUBA          334    486
INYO             147   598       NEVADA         305    320       SHASTA              584     528
KERN            3427    60       ORANGE        5889    611       SAN DIEGO        SERIES 2 BOOK 1961, PAGE 183887

(which provisions, identical in all counties, are printed on attached herewith) hereby are adopted and incorporated herein and made a part hereof as fully as though set forth herein at length; that he will observe and perform said provisions; and that the references to property, obligations and parties in said provisions shall be construed to refer to the property, obligations, and parties set forth in this Deed of Trust.
        The undersigned Trustor requests that a copy of any Notice of Default and of any Notices of Sale hereunder be mailed to him at his address hereinbefore set forth.


STATE OF CALIFORNIA                                                                          /s/ Robert E. Knowling, Jr.
COUNTY OF SANTA CLARA} ss.                                                                   Signature of Trustor
On September 4, 1998 before me,
Sandra M. Leonard, Notary Public, personally appeared
Robert E. Knowling, Jr. proved to me on the basis of
satisfactory evidence to be the person whose name is
subscribed to the within instrument and acknowledged                                              [NOTARY SEAL]
to me that he executed the same in his authorized
capacity; and that by his signature on the instrument
the person or the entity upon behalf of which the
person acted, executed the instrument.

WITNESS my hand and official seal.

Signature /s/ Sandra M. Leonard                                                              (This area for official notarial seal)
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

 FOR RECONVEYANCE SEND TO THE NEAREST OFFICE OF NORTH AMERICAN TITLE COMPANY
                         REQUEST FOR FULL RECONVEYANCE
                   TO BE USED ONLY WHEN NOTE HAS BEEN PAID.

                                                 Dated__________________________
TO NORTH AMERICAN TITLE COMPANY, Trustee:
        The undersigned is the legal owner and holder of all indebtedness secured by the within Deed of Trust. All sums secured by said Deed of Trust have been fully paid and satisfied; and you are hereby requested and directed on payment to you of any sums owing to you under the terms of said Deed of Trust to cancel all evidences of indebtedness, secured by said Deed of Trust, delivered to you herewith together with said Deed of Trust, and to reconvey, without warranty, to the parties designated by the terms of said Deed of Trust, the estate now held by you under the same.

--------------------------------------
        MAIL RECONVEYANCE TO:
--------------------------------------       -----------------------------------
--------------------------------------       -----------------------------------
--------------------------------------       (BY)-------------------------------
--------------------------------------       (BY)-------------------------------

    DO NOT LOSE OR DESTROY THIS DEED OF TRUST OR THE NOTE WHICH IT SECURES. BOTH MUST BE DELIVERED TO THE TRUSTEE FOR CANCELLATION BEFORE RECONVEYANCE WILL BE MADE.

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